Filed pursuant to Rule 497(e)

File Nos. 333-169226 and 811-22468

ASHMORE FUNDS

Supplement dated August 1, 2013

to the Statutory Prospectus for Class A, Class C and Institutional Class Shares of Ashmore Funds

Dated February 28, 2013 (as supplemented thereafter)

Ashmore Equities Investment Management (US) LLC

Effective July 1, 2013, Ashmore EMM, L.L.C changed its name to Ashmore Equities Investment Management (US) LLC. All references to Ashmore EMM, L.L.C in the Statutory Prospectus are hereby replaced with Ashmore Equities Investment Management (US) LLC.

Disclosure Related to Ashmore Emerging Markets Currency Fund (the “Fund”)

The following changes will be effective October 1, 2013:

1.	Within the Prospectus, in the sections entitled “Summary Information About the Funds—Ashmore Emerging Markets Currency Fund—Principal Investment Strategies” and “Principal Investments and Strategies of Each Fund—Ashmore Emerging Markets Currency Fund—Principal Investment Strategies”:

The first two sentences are hereby deleted and replaced in their entirety with the following:

Principal Investment Strategies

The Fund seeks to achieve its objective by investing principally in derivatives and other instruments that provide investment exposure to local currencies of Emerging Market Countries and by also investing in debt securities denominated in Emerging Market local currencies.

The first sentence of the second paragraph is hereby deleted and replaced in its entirety with the following:

The Fund expects to gain most of its investment exposure to local emerging market currencies through investments that mature in less than one year (“short-dated instruments”), such as debt securities, deliverable and non-deliverable forward currency contracts, currency futures contracts, put and call option transactions (including currency-related options and options on futures contracts), and currency swap and other related agreements.

The fourth paragraph is hereby restated in its entirety as follows:

The Fund normally seeks to maintain a weighted average portfolio duration of between 0 and 3 years.

2.	Within the Prospectus, in the section entitled “Ashmore’s Prior Related Performance Information”:

The first paragraph is hereby restated in its entirety as follows:

The Funds were recently organized and have little performance record of their own. The following tables set forth historical performance information for the institutional accounts managed by Ashmore Investment Management Limited or Ashmore Equities Investment Management (US) LLC (collectively, the “Composites”) that have substantially similar investment objectives, policies, strategies, risks and investment restrictions as the Funds. For the Ashmore Global Equity Composite and Ashmore Global Small Cap Composite, performance shown reflects historical performance information for the institutional accounts managed by Ashmore Equities Investment Management (US) LLC and not by Ashmore Investment Management Limited.

The table with respect to the Ashmore Emerging Markets Currency Fund is hereby restated in its entirety as follows:

Ashmore’s Prior Performance of Similar Accounts Relating to the Ashmore Emerging Markets Currency Fund

Period Ended 3/31/13	Ashmore Emerging Markets Local Currency (Broad) Composite (Gross of Fees)	Ashmore Emerging Markets Local Currency (Broad) Composite (Net of Fees)	JPM ELMI+ Index(2)
One Year	6.34%	4.59%	1.59%
Three Year	5.03%	3.28%	2.02%
Five Year	3.81%	2.06%	2.01%
Since Inception(1)	13.29%	11.54%	6.93%

(1)	Return of Composite and Index from March 31, 1997 to March 31, 2013.

(2)

JP Morgan Emerging Local Markets Index Plus (JPM ELMI+) tracks total returns for local-currency denominated money market instruments in 23 emerging markets and mainly consists of non-deliverable forwards.

Investors Should Retain This Supplement for Future Reference